                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 12, 2000

                           NEXELL THERAPEUTICS INC.
              (Exact name of registrant as specified in charter)


     DELAWARE                     0-19153                       06-1192468
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

          9 Parker, Irvine, CA                                       92618
   (Address of principal executive offices)                        (Zip code)

      Registrant's telephone number, including area code:  (949) 470-9011


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Registrant announcing certain management changes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit                         Description
-------                         -----------

  99.1     Press Release dated July 12, 2000 of the Registrant
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXELL THERAPEUTICS INC.
                                        (Registrant)


                                        By: /s/ Richard L. Dunning
                                            -----------------------------
                                        Richard L. Dunning
                                        Chairman of the Board and
                                        Chief Executive Officer


Dated: July 18, 2000

                               INDEX TO EXHIBITS


                                                                      Method of
Exhibit                                 Description                     Filing
-------                                 -----------                   ---------
  99.1     Press Release dated July 12, 2000 of the Registrant        Filed herewith
                                                                      electronically

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